                                                                    Exhibit 99.2

                            Computational Materials

                                 $632,686,000
                                 (Approximate)

                             IKON RECEIVABLES, LLC

                          Lease-Backed Notes, 2000-2

         This series term sheet contains structural and collateral information about the Notes; however, this series term sheet does not contain complete information about the Notes. The information in this series term sheet is preliminary and will be superseded by the information contained in the final prospectus supplement and the prospectus. You should read both the preliminary prospectus supplement and the prospectus. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. The attached information also contains certain tables and other statistical analyses (the "Computational Materials"). Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Lehman Brothers, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the Notes contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.

                             IKON Receivables, LLC
                          Lease-Backed Notes, 2000-2
                               IOS Capital, Inc.

                          $632,686,000 (Approximate)

ORIGINATOR/SERVICER:     IOS Capital, Inc. ("IOS Capital").
TRUSTEE:                 The Chase Manhattan Bank.
INSURER:                 Ambac Assurance Corporation.

UNDERWRITERS:            Chase Securities Inc. is Lead Manager, Co-Managers are
                         Banc of America Securities LLC, Deutsche Banc Alex.
                         Brown, Lehman Brothers, and PNC Capital Markets, Inc.

The following table uses the Modeling Assumptions:

=========================================================================================================================
                                                                          Principal
                                                       Expected WAL        Window
                      Approx.         Ratings      (Maturity/10% Call)  (Maturity/10%      Final Maturity       ERISA
  Securities           Size        (S&P/Moody's)     @ 0.0% CPR/(1)/        Call)         (Expected/Legal)     Eligible
-------------------------------------------------------------------------------------------------------------------------
Class A-1/(2)/   $   193,000,000      A-1+/P-1     0.41 yrs./0.41 yrs      1-11/1-11      Oct 2001/Dec 2001       Yes
-------------------------------------------------------------------------------------------------------------------------
Class A-2        $    70,000,000      AAA/Aaa      1.05 yrs./1.05 yrs    11-16/11-16      Mar 2002/Sep 2002       Yes
-------------------------------------------------------------------------------------------------------------------------
Class A-3        $   290,000,000      AAA/Aaa      2.18 yrs./2.18 yrs    16-41/16-41      Apr 2004/Oct 2004       Yes
-------------------------------------------------------------------------------------------------------------------------
Class A-4        $    79,686,000      AAA/Aaa      3.87 yrs./3.58 yrs    41-54/41-44      May 2005/Jul 2007       Yes
=========================================================================================================================

__________________________________
(1)   The Securities will be priced to Maturity at 0.0% CPR.
(2)   The Class A-1 Notes will be 2a-7 Money Market Eligible.

The information set forth herein is based upon the timely receipt of scheduled Lease Payments, assumes the Closing Date is December 7, 2000, the first Payment Date is December 15, 2000, distributions on the Notes are made on the fifteenth day of each month (regardless of the day on which the Payment Date actually occurs), no delinquencies or defaults in the payment of principal and interest on the Leases are experienced, no Lease is repurchased for breach of representation or warranty or otherwise, payments on the Leases are received on the last day of each Collection Period, the Servicing Fee is 0.75%, the "Initial Statistical Principal Amount" of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes is $193,000,000, $70,000,000, $290,000,000 and
$79,686,000, respectively, the "Statistical Class Percentage" for the Class A Notes is equal to 86.21552%, the Asset Pool consists of a single Lease with an aggregate discounted present value of $702,984,744.02 on which interest is accrued at a discount rate equal to 7.85% and the Issuer does not exercise its option to redeem the Notes.

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

CUT-OFF DATE:          The opening of business on November 1, 2000.

STATED MATURITY DATE:  Class A-1: Payment Date occurring in December 2001.
                       Class A-2: Payment Date occurring in September 2002. Class A-3: Payment Date occurring in October 2004. Class A-4: Payment Date occurring in July 2007.

EXP.  PRICING:         Week of November 27, 2000.

EXP.  SETTLEMENT:      On or about December 7, 2000.  Settles flat.

PAYMENT DATE:          The 15th day of each month (or if such date is not a
                       business day, the immediately succeeding business day), commencing December 15, 2000.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Notes are ERISA eligible.

TAX TREATMENT:         For federal income tax purposes, the Notes will be
                       characterized as debt and the issuer will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

OPTIONAL REDEMPTION:   The Issuer may redeem the Notes when the Discounted
                       Present Value of the Leases is less than or equal to 10% of the Discounted Present Value of the Leases as of November 1, 2000.

CREDIT ENHANCEMENT:    Initially 11.0% in aggregate consisting of (i)
                       subordination of the Overcollateralization Balance
                       (approximately 10.0%) and (ii) the Reserve Account
                       (1.0%). The Issuer will obtain a noncancellable insurance policy from Ambac Assurance Corporation with respect to the Notes, which will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal, but subject to specific terms and conditions set forth in the Prospectus Supplement.

RESERVE ACCOUNT:       The Trustee will establish and maintain the Reserve
                       Account as an Eligible Account. On the Issuance Date, the
                       Issuer will make an initial deposit to the Reserve
                       Account in an amount equal to 1.0% of the Discounted
                       Present Value of the Leases as of the Cut-Off Date. The
                       Reserve Account Required Amount will be the lesser of 1.0% of the Discounted Present Value of the Lease as of the Cut-Off Date and the outstanding Principal Amount of the Notes.

THE ASSET POOL:        The Statistical Discounted Present Value of the Leases as
                       of the Cut-off Date is $702,984,744.02 using the Statistical Discount Rate of 7.85% per annum.

SUBSTITUTIONS:         The aggregate Discounted Present Value of the Non-
                       Performing Leases for which IOS Capital may substitute
                       Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date. The aggregate Discounted
                       Present Value of Adjusted Leases and Warranty Leases for which IOS Capital may substitute Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date.

PAYMENT PRIORITY:      Available Funds will be used to make payments in the
                       following priority: (i) Insurance Policy Premium, (ii) amounts due to Swap Counterparty pursuant to the Swap
                       Agreement, (iii) Servicing Fee, (iv) unreimbursed
                       Servicer Advances, (v) Class A Interest, (vi) reimbursements to the Insurer, (vii) the Class A

                       Principal Payment to (1) the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3 Noteholders, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero, (viii) Additional Principal, if any,
                       (ix) Reserve Account, if necessary, and (x) excess to the Issuer.

ACCELERATION EVENT:    An "Acceleration Event" will occur if (i) a Servicer
                       Event of Default has occurred and is continuing, (ii) with respect to any Payment Date, the Overcollateralization Balance is less than or equal to the Overcollateralization Floor, (iii) for any three consecutive Due Periods, the average of the Annualized
                       Default Rates for those Due Periods is greater than 6.25%; or (iv) for any three consecutive Due Periods, the average of the Delinquency Rates for those Due Periods is greater than 8.00%.

                       If an Acceleration Event has occurred, Additional Principal will be distributed as an additional principal payment, to (1) the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3 Noteholders only, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally
                       (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero.

OVERCOLLATERALIZATION
FLOOR: The "Overcollateralization Floor" for each Payment Date means (a) 2.5% of the Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to that Payment Date, minus (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on account of that Payment Date.

CUMULATIVE LOSS
AMOUNT: The "Cumulative Loss Amount" with respect to each Payment Date is an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds remaining after the payment of the Policy premium, amounts owing the Servicer and in respect of interest on the Notes on that Payment Date, over (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

INTEREST ON THE
CLASS A-1, A-3 and
A-4 NOTES:             The Class A-1 Notes will bear interest at a fixed rate
                       and the Class A-3 Notes and Class A-4 Notes will be variable rate notes. Interest on the Class A-1 Notes, Class A-3 Notes and Class A-4 Notes will be calculated on the basis of a year of 360 days and the actual number of days in the interest accrual period. The Class A-1, Class
                       A-3 and Class A-4 Monthly Interest, with respect to each Payment Date, will accrue from and including the prior
                       Payment Date to but excluding
                       such Payment Date, and with respect to the initial
                       Payment Date, will accrue from and including the Settlement Date to but excluding such Payment Date.

INTEREST ON THE CLASS
A-2 NOTES:             The Class A-2 Notes will accrue interest at a fixed rate
                       per annum, calculated on a twelve month year of thirty days in each month, except for the first Payment Date, for which interest will accrue from the Settlement Date to but excluding such Payment Date.

                         CHARACTERISTICS OF THE LEASES
                         -----------------------------

The following tables summarize certain information with respect to the Leases and the Lessees as of the opening of business on November 1, 2000 (the "Cut-Off Date"). The Issuer is not aware of any trends or changes relating to the data in the following tables that would be expected to impact the future performance of the pool of leases. As used in such tables, the "Statistical Discounted Present Value of the Leases" means an amount equal to the future remaining scheduled Lease Payments from the Leases as of the Cut-Off Date, using the Statistical Discount Rate equal to 7.85%. The aggregate Statistical Discounted Present Value of the Leases as of the Cut-Off Date is $702,984,744.02. Certain leases may be removed from the Asset Pool prior to the Issuance Date in an amount no more than 5% of the Asset Pool. This removal would result in a decrease in the Initial Principal Amount of the Notes issued on the Issuance Date. However, this removal would not materially affect the distribution of the Leases detailed below. Also, figures may not sum to the stated totals due to rounding.

Summary of the Leases

         Aggregate Statistical Discounted Present Value:     $702,984,744.02
         Number of Leases:                                   47,687
         Average Statistical Discounted Present Value:       $14,741.64
         Approximate Number of Lessees:                      30,533
         Weighted Average Original Term:                     51.9 months
         Weighted Average Seasoning:                         10.2 months
         Weighted Average Remaining Term:                    41.6 months


Top Equipment Types
-------------------

                                                            %*
                                                    --------------------
         Digital/Multi-purpose Copier                      58.50%
         Analog Copier                                     21.19
         Color Copier                                      14.52
         Fax Machine                                        2.67
         Printer                                            1.83
         Other                                              1.30
                                                    --------------------
                                                          100.00%

Lessee State concentrations over 5% of the pool:
------------------------------------------------
                                                            %*
                                                    --------------------
         Texas                                             16.16%
         Pennsylvania                                       9.15
         California                                         8.53
         Georgia                                            5.99
         Other                                             60.17
                                                    --------------------
                                                          100.00%

_____________________________________________
* Percentages above are based on the Statistical Discounted Present Value of the Leases as of the Cut-Off Date.

                       Distribution of Leases by State/(1)/

                                                                                                   Percentage of
                                                               Percentage        Statistical        Statistical
                                                                   of            Discounted         Discounted
                                                Number of       Number of          Present         Present Value
                      State                      Leases          Leases        Value of Leases       of Leases
         --------------------------            -----------    -------------   ----------------    ---------------
         Alabama                                     571             1.20%     $7,835,250.11            1.11%
         Alaska                                       64             0.13       1,515,451.93            0.22
         Arizona                                     822             1.72      14,715,244.85            2.09
         Arkansas                                    158             0.33       3,786,564.01            0.54
         California                                3,029             6.35      59,998,047.48            8.53
         Colorado                                    608             1.27      10,391,580.79            1.48
         Connecticut                               1,109             2.33      19,061,519.82            2.71
         Delaware                                     24             0.05         266,211.40            0.04
         District of Columbia                        176             0.37       4,168,504.30            0.59
         Florida                                   2,384             5.00      31,235,776.94            4.44
         Georgia                                   2,705             5.67      42,078,265.33            5.99
         Hawaii                                       50             0.10         954,574.46            0.14
         Idaho                                       231             0.48       3,018,164.03            0.43
         Illinois                                  1,043             2.19      17,258,786.46            2.46
         Indiana                                     860             1.80      16,517,541.08            2.35
         Iowa                                        424             0.89       5,015,513.72            0.71
         Kansas                                      339             0.71       4,724,725.76            0.67
         Kentucky                                    445             0.93       6,932,636.79            0.99
         Louisiana                                    29             0.06         215,754.06            0.03
         Maine                                       219             0.46       4,742,426.31            0.67
         Maryland                                    518             1.09       9,473,734.15            1.35
         Massachusetts                             1,742             3.65      32,104,072.24            4.57
         Michigan                                  1,454             3.05      17,736,920.67            2.52
         Minnesota                                 1,298             2.72      17,029,983.68            2.42
         Mississippi                                 322             0.68       3,328,519.33            0.47
         Missouri                                  1,441             3.02      22,738,438.27            3.23
         Montana                                      42             0.09         397,511.78            0.06
         Nebraska                                    217             0.46       3,218,155.00            0.46
         Nevada                                      622             1.30       8,086,250.36            1.15
         New Hampshire                               249             0.52       4,749,160.83            0.68
         New Jersey                                  438             0.92       8,969,040.20            1.28
         New Mexico                                  218             0.46       3,932,478.98            0.56
         New York                                  1,323             2.77      21,621,478.45            3.08
         North Carolina                            1,367             2.87      19,773,288.03            2.81
         North Dakota                                  2             0.00          10,598.98            0.00
         Ohio                                        893             1.87      17,705,021.28            2.52
         Oklahoma                                    239             0.50       5,272,599.08            0.75
         Oregon                                      764             1.60       7,792,905.32            1.11
         Pennsylvania                              4,058             8.51      64,303,852.76            9.15
         Rhode Island                                335             0.70       5,388,241.94            0.77
         South Carolina                              662             1.39      13,801,591.07            1.96
         South Dakota                                 59             0.12         541,675.63            0.08
         Tennessee                                   291             0.61       4,739,847.54            0.67
         Texas                                    10,842            22.74     113,625,232.96           16.16
         Utah                                        281             0.59       4,666,548.54            0.66
         Vermont                                     123             0.26       1,538,382.26            0.22
         Virginia                                    876             1.84      13,973,827.06            1.99
         Washington                                1,276             2.68      15,713,876.11            2.24
         West Virginia                                48             0.10         522,487.74            0.07
         Wisconsin                                   297             0.62       4,704,662.88            0.67
         Wyoming                                     100             0.21       1,091,821.25            0.16
         =====================================================================================================
           Total:                                 47,687           100.00%   $702,984,744.02          100.00%
         =====================================================================================================

(1) Based on the location of the lessees.

                     Distribution of Leases by Lease Balance

                                                                                     Percentage of
                                                                  Statistical         Statistical
                                             Percentage of        Discounted           Discounted
      Statistical Discounted       Number of   Number of       Present Value of      Present Value
   Present Value of the Leases      Leases       Leases             Leases             of Leases
--------------------------------   -------      --------           --------            ---------
        0.01 to 5,000.00            17,931       37.60%         $44,798,756.22            6.37%
    5,000.01 to 10,000.00           11,816       24.78           85,881,200.16           12.22
   10,000.01 to 15,000.00            5,976       12.53           73,080,265.61           10.40
   15,000.01 to 20,000.00            3,370        7.07           58,299,359.57            8.29
   20,000.01 to 25,000.00            2,113        4.43           47,281,344.13            6.73
   25,000.01 to 30,000.00            1,412        2.96           38,554,286.81            5.48
   30,000.01 to 40,000.00            1,641        3.44           56,840,894.30            8.09
   40,000.01 to 50,000.00            1,032        2.16           45,973,848.85            6.54
   50,000.01 to 60,000.00              609        1.28           33,357,753.84            4.75
   60,000.01 to 70,000.00              397        0.83           25,617,143.01            3.64
   70,000.01 to 80,000.00              297        0.62           22,208,655.36            3.16
   80,000.01 to 90,000.00              226        0.47           19,140,704.80            2.72
   90,000.01 to 100,000.00             162        0.34           15,326,115.84            2.18
  100,000.01 to 150,000.00             370        0.78           44,662,155.08            6.35
  150,000.01 to 200,000.00             144        0.30           24,551,103.76            3.49
  200,000.01 to 300,000.00             102        0.21           24,852,597.22            3.54
  300,000.01 to 400,000.00              43        0.09           14,893,715.30            2.12
  400,000.01 to 500,000.00              23        0.05           10,112,852.25            1.44
  500,000.01 to 600,000.00               9        0.02            4,887,353.59            0.70
  600,000.01 to 700,000.00               4        0.01            2,509,157.46            0.36
  700,000.01 to 800,000.00               2        0.00            1,494,467.37            0.21
  800,000.01 to 900,000.00               3        0.01            2,470,253.32            0.35
  900,000.01 to 1,000,000.00             1        0.00              961,809.87            0.14
1,000,000.01 to 1,500,000.00             3        0.01            3,674,429.86            0.52
1,500,000.01 to 2,000,000.00             1        0.00            1,554,520.44            0.22
================================================================================================================
Total:                              47,687      100.00%        $702,984,744.02          100.00%
================================================================================================================




              Distribution of Leases by Remaining Term to Maturity

                                                                               Percentage of
                                                                                Statistical
                                         Percentage of      Statistical          Discounted
                             Number of     Number of    Discounted Present     Present Value
 Remaining Term (months)      Leases        Leases        Value of Leases        of Leases
 ----------------------     ----------  -------------   -------------------    -------------
          1 to 12              4,428          9.29%       $15,262,253.95            2.17%
         13 to 24              8,684         18.21         62,845,137.26            8.94
         25 to 36             15,569         32.65        190,353,354.83           27.08
         37 to 48              8,043         16.87        143,776,441.62           20.45
         49 to 60             10,945         22.95        287,104,284.67           40.84
         61 to 72                 18          0.04          3,643,271.69            0.52
================================================================================================
Total:                        47,687        100.00%      $702,984,744.02          100.00%
================================================================================================

               Distribution of Leases by Original Term to Maturity

                                                                               Percentage of
                                                                                Statistical
                                         Percentage      Statistical             Discounted
                             Number of    of Number    Discounted Present       Present Value
  Original Term (months)      Leases      of Leases     Value of Leases          of Leases
 ----------------------     ----------   -----------  -----------------       ----------------
          1 to 12                530         1.11%       $1,663,053.84              0.24%
         13 to 24              1,589         3.33         9,334,664.06              1.33
         25 to 36             15,595        32.70       141,820,058.64             20.17
         37 to 48             10,974        23.01       134,666,638.60             19.16
         49 to 60             18,410        38.61       395,750,924.72             56.30
         61 to 72                533         1.12        18,706,135.32              2.66
         73 to 84                 37         0.08           757,438.35              0.11
         85 to 96                 15         0.03           251,475.48              0.04
        97 to 108                  3         0.01            32,945.03              0.00
       109 to 120                  1         0.00             1,409.98              0.00
============================================================================================
Total:                        47,687       100.00%     $702,984,744.02            100.00%
============================================================================================



                    Distribution of Leases by Purchase Option

                                                                             Percentage of
                                                                              Statistical
                                        Percentage of      Statistical        Discounted
                            Number of     Number of     Discounted Present   Present Value
    Purchase Option           Leases       Leases       Value of Leases        of Leases
--------------------       -----------  ------------   ------------------   --------------
Fair Market Value             45,062        94.50%       $678,593,563.00        96.53%
Nominal Buyout                 2,625         5.50          24,391,181.02         3.47
============================================================================  ===========
Total:                        47,687       100.00%       $702,984,744.02       100.00%
=======================================================================================



                     Distribution of Leases by Delinquencies

                                                                         Percentage of
                                                                          Statistical
                                       Percentage of    Statistical        Discounted
                            Number of    Number of    Discounted Present Present Value
     Days Delinquent          Leases      Leases       Value of Leases     of Leases
 ---------------------     ----------- ------------  ------------------- -------------
          0 to 30             44,081         92.44%    $643,576,615.39       91.55%
         31 to 60              3,606          7.56       59,408,128.63        8.45
=======================================================================================
Total:                        47,687        100.00%    $702,984,744.02      100.00%
=======================================================================================



                    Distribution of Leases by Equipment Type

                                                                           Percentage of
                                                                            Statistical
                                        Percentage of     Statistical        Discounted
                             Number of    Number of   Discounted Present   Present Value
   Equipment Type             Leases       Leases       Value of Leases      of Leases
--------------------        ---------  ------------   ------------------  ----------------
Digital/Multi-purpose
Copier                        21,593       45.28%      $411,237,689.23        58.50%
Analog Copier                 15,689       32.90        148,943,221.98        21.19
Color Copier                   3,004        6.30        102,043,944.93        14.52
Fax Machine                    5,380       11.28         18,779,397.66         2.67
Printer                          479        1.00         12,858,617.13         1.83
Miscellaneous                  1,542        3.23          9,121,873.08         1.30
=======================================================================================
Total:                        47,687      100.00%      $702,984,744.02       100.00%
=======================================================================================

               The charts on the following pages set forth the percentage of the Initial Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes which would be outstanding on the Payment Dates set forth below assuming a Conditional Prepayment Rate ("CPR") of 0%, 7%, 10% and 12%, respectively, which in each case was calculated using a discount rate of 7.85%. The Initial Statistical Principal Amounts of the Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are approximately $193,000,000, $70,000,000, $290,000,000 and $79,686,000, respectively. The
"Statistical Class A Percentage" for the Class A Notes is equal to 86.21552%. This information is hypothetical and is set forth for illustrative purposes only. The CPR assumes that a fraction of the outstanding Leases in the Asset Pool is prepaid on each Distribution Date, which implies that each Lease in the Asset Pool is equally likely to prepay. This fraction, expressed as a percentage, is annualized to arrive at the Conditional Payment Rate for the Leases in the Asset Pool. The CPR measures prepayments based on the outstanding discounted present value of the Leases discounted at 7.85%, after the payment of all scheduled payments on the Leases during the related Due Period. The CPR further assumes that all Leases are the same size and amortize at the same rate and that each Lease will be either paid as scheduled or prepaid in full. The amounts set forth below are based upon the timely receipt of scheduled monthly Lease Payments as of the Cut-Off Date, assume that the Issuer does not exercise its option to redeem the Notes (except as indicated), assume that no Acceleration Event has occurred, assume that the amount on deposit in the Reserve Account on each Payment Date is equal to the Required Reserve Amount, assume that payments on the Notes are made on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month) and assume the Issuance Date is December 7, 2000 and the first Payment Date is December 15, 2000 (collectively the "Modeling Assumptions").

                           PREPAYMENT SENSITIVITIES*

To Maturity (WAL/Principal Window)
---------------------------------------------------------------------------------------------------------------------
        Class             0% CPR**              7% CPR               10% CPR                   12% CPR
---------------------------------------------------------------------------------------------------------------------
Class A-1 Notes    0.41 yrs./1-11 mos.     0.34 Yrs./1-9 mos.      0.32 yrs./1-9 mos.          0.30rs./1-8 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-2 Notes    1.05 yrs./11-16 mos.    0.90 yrs./9-14 mos.     0.84 yrs./9-13 mos.         0.81 yrs./8-12 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-3 Notes    2.18yrs./16-41 mos.     1.96 yrs./14-38 mos.    1.88yrs./13-37 mos.         1.82 yrs./12-36 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-4 Notes    3.87 yrs./41-54 mos.    3.69 yrs./38-53 mos.    3.61 yrs./37-53 mos.        3.55 yrs./36-52 mos.
---------------------------------------------------------------------------------------------------------------------


To 10% Call (WAL/Principal Window)
---------------------------------------------------------------------------------------------------------------------
        Class                  0% CPR**                 7% CPR                  10% CPR                  12% CPR
---------------------------------------------------------------------------------------------------------------------
Class A-1 Notes         0.41 yrs./1-11 mos.     0.34 Yrs./1-9 mos.      0.32 yrs./1-9 mos.       0.30rs./1-8 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-2 Notes         1.05 yrs./11-16 mos.    0.90 yrs./9-14 mos.     0.84 yrs./9-13 mos.      0.81 yrs./8-12 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-3 Notes         2.18yrs./16-41 mos.     1.96 yrs./14-38 mos.    1.88yrs./13-37 mos.      1.82 yrs./12-36 mos.
---------------------------------------------------------------------------------------------------------------------
Class A-4 Notes         3.58 yrs./41-44 mos.    3.33 yrs./38-41 mos.    3.25 yrs./37-40 mos.     3.23 yrs./36-40 mos.
---------------------------------------------------------------------------------------------------------------------

*    Prepayment sensitivities derived using the Modeling Assumptions.
**   Pricing Speed is 0% CPR.

                               PRICE YIELD TABLE*
                               -----------------

            IKON Receivables, LLC Lease-Backed Notes, Series 2000-2

                                Class A-1 Notes

                           Assumed Coupon = 6.7300%





                                                         % CPR
                                 0.00%                   7.00%                  10.00%                  12.00%
                         ----------------------  ----------------------  ----------------------  ---------------------
      PRICE                Monthly Yield (%)       Monthly Yield (%)       Monthly Yield (%)      Monthly Yield (%)
                           -----------------       -----------------       -----------------      -----------------
      98.000                    11.699                  12.719                  13.173                 13.520
      98.125                    11.384                  12.338                  12.764                 13.089
      98.250                    11.069                  11.959                  12.356                 12.658
      98.375                    10.755                  11.580                  11.949                 12.229
      98.500                    10.442                  11.203                  11.542                 11.801
      98.625                    10.129                  10.826                  11.136                 11.373
      98.750                     9.817                  10.449                  10.732                 10.947
      98.875                     9.505                  10.074                  10.328                 10.521
      99.000                     9.195                   9.699                   9.925                 10.096
      99.125                     8.884                   9.326                   9.522                  9.672
      99.250                     8.575                   8.952                   9.121                  9.249
      99.375                     8.266                   8.580                   8.720                  8.827
      99.500                     7.957                   8.209                   8.321                  8.406
      99.625                     7.650                   7.838                   7.922                  7.986
      99.750                     7.342                   7.468                   7.524                  7.566
      99.875                     7.036                   7.099                   7.126                  7.148
     100.000                     6.730                   6.730                   6.730                  6.730
     100.125                     6.425                   6.362                   6.334                  6.313
     100.250                     6.120                   5.995                   5.940                  5.897
     100.375                     5.816                   5.629                   5.546                  5.482
     100.500                     5.512                   5.263                   5.153                  5.068
     100.625                     5.209                   4.899                   4.760                  4.655
     100.750                     4.907                   4.535                   4.369                  4.242
     100.875                     4.605                   4.171                   3.978                  3.831
     101.000                     4.304                   3.809                   3.588                  3.420
     101.125                     4.004                   3.447                   3.199                  3.010
     101.250                     3.704                   3.086                   2.811                  2.601
     101.375                     3.405                   2.726                   2.423                  2.193
     101.500                     3.106                   2.366                   2.037                  1.785
     101.625                     2.808                   2.007                   1.651                  1.379
     101.750                     2.510                   1.649                   1.266                  0.973
     101.875                     2.213                   1.291                   0.881                  0.568
     102.000                     1.916                   0.935                   0.498                  0.164
     102.125                     1.621                   0.579                   0.115                 -0.239

Weighted Average Life
       (years)                    0.41                    0.34                    0.32                   0.30
  Modified Duration
  (years) at 100.000              0.40                    0.33                    0.31                   0.29

     *       Price Yield Table derived using the Modeling Assumptions.

                              PRICE YIELD TABLE*
                              -----------------

            IKON Receivables, LLC Lease-Backed Notes, Series 2000-2

                                Class A-2 Notes

                           Assumed Coupon = 6.7100%




                                                         % CPR
                                 0.00%                   7.00%                  10.00%                  12.00%
                         ---------------------------------------------------------------------------------------------
      PRICE                  CBE Yield (%)           CBE Yield (%)           CBE Yield (%)          CBE Yield (%)
                             -------------           -------------           -------------          -------------
      98.000                     8.871                   9.209                   9.371                  9.478
      98.125                     8.740                   9.056                   9.208                  9.308
      98.250                     8.609                   8.904                   9.045                  9.139
      98.375                     8.478                   8.752                   8.883                  8.970
      98.500                     8.348                   8.601                   8.721                  8.801
      98.625                     8.218                   8.449                   8.560                  8.633
      98.750                     8.089                   8.298                   8.399                  8.465
      98.875                     7.959                   8.148                   8.238                  8.297
      99.000                     7.830                   7.997                   8.077                  8.130
      99.125                     7.701                   7.847                   7.917                  7.963
      99.250                     7.572                   7.697                   7.757                  7.797
      99.375                     7.444                   7.548                   7.598                  7.631
      99.500                     7.315                   7.399                   7.438                  7.465
      99.625                     7.187                   7.250                   7.280                  7.299
      99.750                     7.060                   7.101                   7.121                  7.134
      99.875                     6.932                   6.953                   6.963                  6.969
     100.000                     6.805                   6.805                   6.805                  6.805
     100.125                     6.678                   6.657                   6.647                  6.641
     100.250                     6.551                   6.510                   6.490                  6.477
     100.375                     6.424                   6.363                   6.333                  6.314
     100.500                     6.298                   6.216                   6.177                  6.151
     100.625                     6.172                   6.069                   6.020                  5.988
     100.750                     6.046                   5.923                   5.864                  5.825
     100.875                     5.921                   5.777                   5.709                  5.663
     101.000                     5.795                   5.632                   5.553                  5.502
     101.125                     5.670                   5.486                   5.398                  5.340
     101.250                     5.545                   5.341                   5.244                  5.179
     101.375                     5.421                   5.196                   5.089                  5.018
     101.500                     5.296                   5.052                   4.935                  4.858
     101.625                     5.172                   4.908                   4.781                  4.698
     101.750                     5.048                   4.764                   4.628                  4.538
     101.875                     4.924                   4.620                   4.475                  4.379
     102.000                     4.801                   4.477                   4.322                  4.220
     102.125                     4.678                   4.334                   4.169                  4.061

Weighted Average Life
       (years)                    1.05                    0.90                    0.84                   0.81
  Modified Duration
  (years) at 99.999               0.98                    0.85                    0.79                   0.76


         *        Price Yield Table derived using the Modeling Assumptions.

                                                        PRICE YIELD TABLE*
                                                        ------------------

                                      IKON Receivables, LLC Lease-Backed Notes, Series 2000-2

                                                          Class A-3 Notes

                                                     Assumed Coupon = 6.8175%

                                                               % CPR
                                  0.00%                       7.00%                      10.00%                       12.00%
                         -----------------------------------------------------------------------------------------------------------
       PRICE              Discounted Margin (%)       Discounted Margin (%)       Discounted Margin (%)       Discounted Margin (%)
                          ---------------------       ---------------------       ---------------------       ---------------------
      98.000                      1.196                       1.297                       1.345                       1.378
      98.125                      1.133                       1.228                       1.272                       1.303
      98.250                      1.070                       1.158                       1.200                       1.229
      98.375                      1.008                       1.089                       1.128                       1.155
      98.500                      0.945                       1.020                       1.056                       1.081
      98.625                      0.882                       0.951                       0.984                       1.007
      98.750                      0.820                       0.882                       0.912                       0.933
      98.875                      0.757                       0.814                       0.840                       0.859
      99.000                      0.695                       0.745                       0.769                       0.785
      99.125                      0.633                       0.677                       0.697                       0.712
      99.250                      0.571                       0.608                       0.626                       0.638
      99.375                      0.509                       0.540                       0.555                       0.565
      99.500                      0.447                       0.472                       0.484                       0.492
      99.625                      0.385                       0.404                       0.413                       0.419
      99.750                      0.323                       0.336                       0.342                       0.346
      99.875                      0.262                       0.268                       0.271                       0.273
     100.000                      0.200                       0.200                       0.200                       0.200
     100.125                      0.139                       0.132                       0.129                       0.127
     100.250                      0.077                       0.065                       0.059                       0.055
     100.375                      0.016                      -0.003                      -0.012                      -0.018
     100.500                     -0.045                      -0.070                      -0.082                      -0.090
     100.625                     -0.107                      -0.138                      -0.152                      -0.162
     100.750                     -0.168                      -0.205                      -0.222                      -0.235
     100.875                     -0.229                      -0.272                      -0.292                      -0.307
     101.000                     -0.289                      -0.339                      -0.362                      -0.379
     101.125                     -0.350                      -0.406                      -0.432                      -0.450
     101.250                     -0.411                      -0.473                      -0.502                      -0.522
     101.375                     -0.471                      -0.539                      -0.571                      -0.594
     101.500                     -0.532                      -0.606                      -0.641                      -0.665
     101.625                     -0.592                      -0.672                      -0.710                      -0.737
     101.750                     -0.653                      -0.739                      -0.780                      -0.808
     101.875                     -0.713                      -0.805                      -0.849                      -0.879
     102.000                     -0.773                      -0.871                      -0.918                      -0.950
     102.125                     -0.833                      -0.938                      -0.987                      -1.021

  Weighted Average
    Life (years)                  2.18                        1.96                        1.88                         1.82
  Modified Duration
 (years) at 100.000               1.97                        1.79                        1.72                         1.67

*        Price Yield Table derived using the Modeling Assumptions.

                                                        PRICE YIELD TABLE*
                                                        -----------------

                                      IKON Receivables, LLC Lease-Backed Notes, Series 2000-2

                                                          Class A-4 Notes

                                                     Assumed Coupon = 6.8675%

                                                               % CPR
                                  0.00%                       7.00%                      10.00%                       12.00%
                         -----------------------------------------------------------------------------------------------------------
       PRICE              Discounted Margin (%)       Discounted Margin (%)       Discounted Margin (%)      Discounted Margin (%)
                          ---------------------       ---------------------       ---------------------      ---------------------
      98.000                      0.840                       0.864                       0.877                       0.886
      98.125                      0.803                       0.826                       0.837                       0.846
      98.250                      0.765                       0.787                       0.798                       0.805
      98.375                      0.728                       0.748                       0.758                       0.765
      98.500                      0.691                       0.709                       0.719                       0.725
      98.625                      0.654                       0.671                       0.679                       0.685
      98.750                      0.617                       0.632                       0.640                       0.646
      98.875                      0.580                       0.594                       0.601                       0.606
      99.000                      0.543                       0.555                       0.562                       0.566
      99.125                      0.506                       0.517                       0.522                       0.526
      99.250                      0.470                       0.479                       0.483                       0.487
      99.375                      0.433                       0.441                       0.444                       0.447
      99.500                      0.396                       0.402                       0.405                       0.408
      99.625                      0.360                       0.364                       0.366                       0.368
      99.750                      0.323                       0.326                       0.328                       0.329
      99.875                      0.286                       0.288                       0.289                       0.289
     100.000                      0.250                       0.250                       0.250                       0.250
     100.125                      0.214                       0.212                       0.211                       0.211
     100.250                      0.177                       0.174                       0.173                       0.172
     100.375                      0.141                       0.136                       0.134                       0.132
     100.500                      0.105                       0.099                       0.095                       0.093
     100.625                      0.068                       0.061                       0.057                       0.054
     100.750                      0.032                       0.023                       0.019                       0.015
     100.875                     -0.004                      -0.014                      -0.020                      -0.024
     101.000                     -0.040                      -0.052                      -0.058                      -0.063
     101.125                     -0.076                      -0.090                      -0.096                      -0.101
     101.250                     -0.112                      -0.127                      -0.135                      -0.140
     101.375                     -0.148                      -0.164                      -0.173                      -0.179
     101.500                     -0.184                      -0.202                      -0.211                      -0.217
     101.625                     -0.220                      -0.239                      -0.249                      -0.256
     101.750                     -0.256                      -0.276                      -0.287                      -0.295
     101.875                     -0.291                      -0.314                      -0.325                      -0.333
     102.000                     -0.327                      -0.351                      -0.363                      -0.372
     102.125                     -0.363                      -0.388                      -0.401                      -0.410

  Weighted Average
    Life (years)                  3.87                        3.69                        3.61                        3.55
  Modified Duration
 (years) at 100.000               3.33                        3.20                        3.14                        3.09

*        Price Yield Table derived using the Modeling Assumptions.

                         Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
=================================================================================================================
                                                                        0% CPR
                                    -----------------------------------------------------------------------------
            Payment Date                 Class A-1           Class A-2          Class A-3          Class A-4
------------------------------      ----------------     ----------------    ---------------    -----------------
           Issuance Date                    100                 100                100                100
               15-Dec-00                     89                 100                100                100
               15-Jan-01                     80                 100                100                100
               15-Feb-01                     71                 100                100                100
               15-Mar-01                     61                 100                100                100
               15-Apr-01                     52                 100                100                100
               15-May-01                     42                 100                100                100
               15-Jun-01                     33                 100                100                100
               15-Jul-01                     23                 100                100                100
               15-Aug-01                     14                 100                100                100
               15-Sep-01                      5                 100                100                100
               15-Oct-01                      0                  90                100                100
               15-Nov-01                      0                  68                100                100
               15-Dec-01                      0                  47                100                100
               15-Jan-02                      0                  25                100                100
               15-Feb-02                      0                   4                100                100
               15-Mar-02                      0                   0                 96                100
               15-Apr-02                      0                   0                 91                100
               15-May-02                      0                   0                 86                100
               15-Jun-02                      0                   0                 81                100
               15-Jul-02                      0                   0                 76                100
               15-Aug-02                      0                   0                 71                100
               15-Sep-02                      0                   0                 67                100
               15-Oct-02                      0                   0                 62                100
               15-Nov-02                      0                   0                 58                100
               15-Dec-02                      0                   0                 53                100
               15-Jan-03                      0                   0                 49                100
               15-Feb-03                      0                   0                 44                100
               15-Mar-03                      0                   0                 40                100
               15-Apr-03                      0                   0                 36                100
               15-May-03                      0                   0                 32                100
               15-Jun-03                      0                   0                 28                100
               15-Jul-03                      0                   0                 25                100
               15-Aug-03                      0                   0                 21                100
               15-Sep-03                      0                   0                 18                100
               15-Oct-03                      0                   0                 15                100
               15-Nov-03                      0                   0                 13                100
               15-Dec-03                      0                   0                 10                100
               15-Jan-04                      0                   0                  7                100
               15-Feb-04                      0                   0                  4                100
               15-Mar-04                      0                   0                  2                100
               15-Apr-04                      0                   0                  0                 97
               15-May-04                      0                   0                  0                 89
               15-Jun-04                      0                   0                  0                 80
               15-Jul-04                      0                   0                  0                 71
               15-Aug-04                      0                   0                  0                 62
               15-Sep-04                      0                   0                  0                 53
               15-Oct-04                      0                   0                  0                 46
               15-Nov-04                      0                   0                  0                 38
               15-Dec-04                      0                   0                  0                 30
               15-Jan-05                      0                   0                  0                 23
               15-Feb-05                      0                   0                  0                 16
               15-Mar-05                      0                   0                  0                  9
               15-Apr-05                      0                   0                  0                  3
               15-May-05                      0                   0                  0                  0
   Weighted Average Life (years)             0.41               1.05                2.18              3.87
        First Principal Date                Dec-00             Oct-01              Mar-02            Apr-04
      Expected Final Maturity               Oct-01             Mar-02              Apr-04            May-05
 Weighted Avg. Life to Call (years)                                                                   3.58
    Optional Clean-Up Call Date                N/A                N/A                 N/A       ____Jul-04

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.

                         Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
        =========================================================================================================
                                                                        7% CPR
                                  -------------------------------------------------------------------------------
            Payment Date                 Class A-1           Class A-2          Class A-3          Class A-4
        ----------------------    -------------------   -----------------   ---------------   -------------------
           Issuance Date                    100                 100                100                100
               15-Dec-00                     87                 100                100                100
               15-Jan-01                     76                 100                100                100
               15-Feb-01                     64                 100                100                100
               15-Mar-01                     53                 100                100                100
               15-Apr-01                     42                 100                100                100
               15-May-01                     31                 100                100                100
               15-Jun-01                     20                 100                100                100
               15-Jul-01                     10                 100                100                100
               15-Aug-01                      0                  98                100                100
               15-Sep-01                      0                  74                100                100
               15-Oct-01                      0                  50                100                100
               15-Nov-01                      0                  26                100                100
               15-Dec-01                      0                   3                100                100
               15-Jan-02                      0                   0                 95                100
               15-Feb-02                      0                   0                 90                100
               15-Mar-02                      0                   0                 85                100
               15-Apr-02                      0                   0                 79                100
               15-May-02                      0                   0                 74                100
               15-Jun-02                      0                   0                 69                100
               15-Jul-02                      0                   0                 64                100
               15-Aug-02                      0                   0                 60                100
               15-Sep-02                      0                   0                 55                100
               15-Oct-02                      0                   0                 50                100
               15-Nov-02                      0                   0                 46                100
               15-Dec-02                      0                   0                 42                100
               15-Jan-03                      0                   0                 38                100
               15-Feb-03                      0                   0                 33                100
               15-Mar-03                      0                   0                 29                100
               15-Apr-03                      0                   0                 26                100
               15-May-03                      0                   0                 22                100
               15-Jun-03                      0                   0                 19                100
               15-Jul-03                      0                   0                 15                100
               15-Aug-03                      0                   0                 13                100
               15-Sep-03                      0                   0                 10                100
               15-Oct-03                      0                   0                  7                100
               15-Nov-03                      0                   0                  5                100
               15-Dec-03                      0                   0                  2                100
               15-Jan-04                      0                   0                  0                100
               15-Feb-04                      0                   0                  0                 92
               15-Mar-04                      0                   0                  0                 84
               15-Apr-04                      0                   0                  0                 75
               15-May-04                      0                   0                  0                 66
               15-Jun-04                      0                   0                  0                 58
               15-Jul-04                      0                   0                  0                 51
               15-Aug-04                      0                   0                  0                 44
               15-Sep-04                      0                   0                  0                 37
               15-Oct-04                      0                   0                  0                 31
               15-Nov-04                      0                   0                  0                 25
               15-Dec-04                      0                   0                  0                 19
               15-Jan-05                      0                   0                  0                 14
               15-Feb-05                      0                   0                  0                  8
               15-Mar-05                      0                   0                  0                  3
               15-Apr-05                      0                   0                  0                  0
               15-May-05                      0                   0                  0                  0
   Weighted Average Life (years)           0.34                0.90               1.96               3.69
        First Principal Date               Dec-00             Aug-01               Jan-02            Jan-04
      Expected Final Maturity              Aug-01             Jan-02               Jan-04            Apr-05
 Weighted Avg. Life to Call (years)                                                                   3.33
    Optional Clean-Up Call Date             N/A                 N/A                 N/A              Apr-04

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.


                         Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
        =========================================================================================================
                                                                        10% CPR
                                  -------------------------------------------------------------------------------
            Payment Date                 Class A-1           Class A-2          Class A-3          Class A-4
        ----------------------    -------------------   -----------------   ---------------   -------------------
           Issuance Date                    100                 100                100                100
               15-Dec-00                     86                 100                100                100
               15-Jan-01                     74                 100                100                100
               15-Feb-01                     62                 100                100                100
               15-Mar-01                     50                 100                100                100
               15-Apr-01                     38                 100                100                100
               15-May-01                     26                 100                100                100
               15-Jun-01                     15                 100                100                100
               15-Jul-01                      4                 100                100                100
               15-Aug-01                      0                  83                100                100
               15-Sep-01                      0                  58                100                100
               15-Oct-01                      0                  33                100                100
               15-Nov-01                      0                   8                100                100
               15-Dec-01                      0                   0                 96                100
               15-Jan-02                      0                   0                 91                100
               15-Feb-02                      0                   0                 85                100
               15-Mar-02                      0                   0                 80                100
               15-Apr-02                      0                   0                 74                100
               15-May-02                      0                   0                 69                100
               15-Jun-02                      0                   0                 64                100
               15-Jul-02                      0                   0                 60                100
               15-Aug-02                      0                   0                 55                100
               15-Sep-02                      0                   0                 50                100
               15-Oct-02                      0                   0                 46                100
               15-Nov-02                      0                   0                 41                100
               15-Dec-02                      0                   0                 37                100
               15-Jan-03                      0                   0                 33                100
               15-Feb-03                      0                   0                 29                100
               15-Mar-03                      0                   0                 25                100
               15-Apr-03                      0                   0                 22                100
               15-May-03                      0                   0                 18                100
               15-Jun-03                      0                   0                 15                100
               15-Jul-03                      0                   0                 12                100
               15-Aug-03                      0                   0                  9                100
               15-Sep-03                      0                   0                  6                100
               15-Oct-03                      0                   0                  4                100
               15-Nov-03                      0                   0                  2                100
               15-Dec-03                      0                   0                  0                 98
               15-Jan-04                      0                   0                  0                 90
               15-Feb-04                      0                   0                  0                 82
               15-Mar-04                      0                   0                  0                 74
               15-Apr-04                      0                   0                  0                 65
               15-May-04                      0                   0                  0                 58
               15-Jun-04                      0                   0                  0                 50
               15-Jul-04                      0                   0                  0                 44
               15-Aug-04                      0                   0                  0                 37
               15-Sep-04                      0                   0                  0                 31
               15-Oct-04                      0                   0                  0                 26
               15-Nov-04                      0                   0                  0                 20
               15-Dec-04                      0                   0                  0                 15
               15-Jan-05                      0                   0                  0                 10
               15-Feb-05                      0                   0                  0                  5
               15-Mar-05                      0                   0                  0                  1
               15-Apr-05                      0                   0                  0                  0
               15-May-05                      0                   0                  0                  0
   Weighted Average Life (years)             0.32               0.84                1.88              3.61
        First Principal Date                Dec-00             Aug-01              Dec-01            Dec-03
      Expected Final Maturity               Aug-01             Dec-01              Dec-03            Apr-05
 Weighted Avg. Life to Call (years)                                                                   3.25
    Optional Clean-Up Call Date             N/A                  N/A                N/A              Mar-04

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.

                         Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
        =========================================================================================================
                                                                        12% CPR
                                  -------------------------------------------------------------------------------
            Payment Date                 Class A-1           Class A-2          Class A-3          Class A-4
        ----------------------    -------------------   -----------------   ---------------   -------------------
           Issuance Date                    100                 100                100                100
               15-Dec-00                     85                 100                100                100
               15-Jan-01                     73                 100                100                100
               15-Feb-01                     60                 100                100                100
               15-Mar-01                     48                 100                100                100
               15-Apr-01                     35                 100                100                100
               15-May-01                     23                 100                100                100
               15-Jun-01                     11                 100                100                100
               15-Jul-01                      0                 100                100                100
               15-Aug-01                      0                  73                100                100
               15-Sep-01                      0                  47                100                100
               15-Oct-01                      0                  21                100                100
               15-Nov-01                      0                   0                 99                100
               15-Dec-01                      0                   0                 93                100
               15-Jan-02                      0                   0                 88                100
               15-Feb-02                      0                   0                 82                100
               15-Mar-02                      0                   0                 77                100
               15-Apr-02                      0                   0                 71                100
               15-May-02                      0                   0                 66                100
               15-Jun-02                      0                   0                 61                100
               15-Jul-02                      0                   0                 56                100
               15-Aug-02                      0                   0                 52                100
               15-Sep-02                      0                   0                 47                100
               15-Oct-02                      0                   0                 43                100
               15-Nov-02                      0                   0                 38                100
               15-Dec-02                      0                   0                 34                100
               15-Jan-03                      0                   0                 30                100
               15-Feb-03                      0                   0                 26                100
               15-Mar-03                      0                   0                 23                100
               15-Apr-03                      0                   0                 19                100
               15-May-03                      0                   0                 16                100
               15-Jun-03                      0                   0                 12                100
               15-Jul-03                      0                   0                 10                100
               15-Aug-03                      0                   0                 7                 100
               15-Sep-03                      0                   0                 4                 100
               15-Oct-03                      0                   0                 2                 100
               15-Nov-03                      0                   0                 0                  99
               15-Dec-03                      0                   0                 0                  91
               15-Jan-04                      0                   0                 0                  84
               15-Feb-04                      0                   0                 0                  76
               15-Mar-04                      0                   0                 0                  67
               15-Apr-04                      0                   0                 0                  60
               15-May-04                      0                   0                 0                  52
               15-Jun-04                      0                   0                 0                  46
               15-Jul-04                      0                   0                 0                  39
               15-Aug-04                      0                   0                 0                  33
               15-Sep-04                      0                   0                 0                  28
               15-Oct-04                      0                   0                 0                  22
               15-Nov-04                      0                   0                 0                  17
               15-Dec-04                      0                   0                 0                  13
               15-Jan-05                      0                   0                 0                   8
               15-Feb-05                      0                   0                 0                   4
               15-Mar-05                      0                   0                 0                   0
               15-Apr-05                      0                   0                 0                   0
               15-May-05                      0                   0                 0                   0
   Weighted Average Life (years)             0.30               0.81               1.82               3.55
        First Principal Date                Dec-00             Jul-01             Nov-01             Nov-03
      Expected Final Maturity               Jul-01             Nov-01             Nov-03             Mar-05
 Weighted Avg. Life to Call (years)                                                                   3.23
    Optional Clean-Up Call Date              N/A                 N/A               N/A               Mar-04

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.